UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)                      October 18, 2007
FAIR ISAAC CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-16439	94-1499887

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

901 Marquette Avenue, Suite 3200
Minneapolis, Minnesota		55402-3232

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code		612-758-5200

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
Letter Agreement

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     (e) On October 18, 2007, Fair Isaac Corporation (the “Corporation”) entered into a letter agreement (the “Letter Agreement”) with Michael H. Campbell, the Corporation’s Executive Vice President and Chief Operating Officer, covering certain terms of his employment. The Letter Agreement has a term expiring on October 11, 2010 (the “Term”) and provides for an initial base salary of $375,000, subject to annual review and upward adjustment by the Compensation Committee of the Corporation’s Board of Directors (the “Committee”). The Letter Agreement further provides that Mr. Campbell will be eligible for an annual cash incentive award of 0% to 100% of his base salary, as in effect at the end of the fiscal year, with a target payout of 50% of his base salary. Mr. Campbell will also be eligible for an annual equity grant based upon the achievement of objectives established by the Committee with target performance resulting in an annual equity grant of 100,000 stock options at an exercise price equal to fair market value on the date of grant. In the event of an involuntary termination of Mr. Campbell’s employment without “Cause” prior to the expiration of the Term or in the event of a voluntary resignation for “Good Reason” prior to the expiration of the Term, the Corporation will pay Mr. Campbell a severance amount equal to one times his then-current annual base salary, plus the total incentive payments made to him during the preceding twelve months, and Mr. Campbell will be eligible to participate in certain of the Corporation’s benefit plans for twelve months following his termination date at the Corporation's expense. Mr. Campbell’s receipt of these severance amounts is conditioned on his delivery of an agreed upon form of release and certain other conditions specified in the Letter Agreement.
     The Management Agreement dated April 18, 2007 by and between the Corporation and Mr. Campbell remains in full force and effect and was not amended or replaced by the Letter Agreement. The full text of the Letter Agreement is filed herewith as Exhibit 10 and is incorporated by reference into this Item 5.02(e).
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit	Description
10	Letter Agreement entered into on October 18, 2007 by and between Fair Isaac Corporation and Michael H. Campbell.

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SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FAIR ISAAC CORPORATION
By /s/ Charles M. Osborne
Charles M. Osborne
Chief Financial Officer

Date: October 22, 2007

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EXHIBIT INDEX

Exhibit No.	Description	Manner of Filing
10	Letter Agreement entered into on October 18, 2007 by and between Fair Isaac Corporation and Michael H. Campbell.	Electronic